THIS SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT (the "**Second Amendment**") is made on the 29th day of August, 2017 by and between BDO Canada Limited, in its capacity as Court-appointed receiver of Astoria Organic Matters Ltd. and Astoria Organic Matters Canada LP, and not in any other capacity (in such capacity, the "**Receiver**"), SusGlobal Energy Belleville Ltd., as purchaser (the "**Purchaser**"), and, for the purposes of Section 8.18 of the APA, SusGlobal Energy Canada Corp. (the "**Parent**").

PREAMBLE

WHEREAS the Receiver, the Purchaser and the Parent have entered into an asset purchase agreement dated July 27, 2017 (the "**APA**");

AND WHEREAS the Receiver, the Purchaser and the Parent amended the APA by way of an amendment to the APA dated August 1, 2017 (the "**First Amendment**");

AND WHEREAS the Receiver and the Purchaser have agreed to further amend the APA as indicated in this Second Amendment.

NOW THEREFORE, in consideration of the covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

1. The preamble forms an integral part of this Second Amendment.

2. Unless otherwise defined herein, defined terms used herein shall have the meanings ascribed to such terms in the APA.

3. Section 5.01 of the APA shall be amended to add the following condition immediately after Section (g):

   "(h) the Purchaser and the landlord shall have entered into a mutual acknowledgment and waiver regarding certain defaults under the Land Lease in respect of the existing construction liens in favour of each of Ken Tulloch Construction Ltd., Fitzgibbon Construction Limited and Van Soelen Landscaping Ltd. in a form and substance satisfactory to the Purchaser acting reasonably."

4. "Exhibit A – Form of Approval and Vesting Order" to the APA is deleted in its entirety and replaced by the form of Approval and Vesting Order attached hereto as **Schedule "A"**.

5. Except as amended as of the date hereof by this Second Amendment, the APA shall remain unmodified and in full force and effect in accordance with its terms. On and after the date hereof, each reference in the APA to "this Agreement", "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions referring to the APA refer to the APA as amended by the First Amendment and this Second Amendment.

6. This Second Amendment shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7. This Second Amendment, the First Amendment, the APA (including the agreements contemplated thereunder) and the Non-Disclosure Agreement constitute the entire agreement

between the parties with respect to the subject matter hereof and such agreements cancel and supersede any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Second Amendment, the First Amendment, the APA (including the agreements contemplated thereunder) or in the Non-Disclosure Agreement.

8. This Second Amendment and all documents contemplated by or delivered under or in connection with this Second Amendment may be executed and delivered in any number of counterparts, including by means of telecopied, PDF or other digital format signature pages, with the same effect as if all parties had signed and delivered the same document, and all counterparts shall together constitute one and the same original document.

[signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Second Amendment on the date first above mentioned by their respective officers thereunto duly authorized.

SUSGLOBAL ENERGY BELLEVILLE LTD.

Per: [signature]
Name: Gerald Hamaliuk
Title: CEO
I have authority to bind the corporation

Per: [signature]
Name: P.P. MARC HAZOUT
Title: PRESIDENT
I have authority to bind the corporation

For the purposes of Section 8.18:

SUSGLOBAL ENERGY CANADA CORP.

Per: [signature]
Name: Gerald Hamaliuk
Title: CEO
I have authority to bind the corporation

Per: [signature]
Name: P.P. MARC HAZOUT
Title: PRESIDENT.
I have authority to bind the corporation

BDO CANADA LIMITED, solely in its capacity as Receiver of ASTORIA ORGANIC MATTERS LTD. and ASTORIA ORGANIC MATTERS CANADA LP, and not in any other capacity

Per: ____________________
Name: Christopher Mazur
Title: Senior Vice President

SCHEDULE A

[Form of Approval and Vesting Order attached]

30274579.1

Court File No. CV-17-11760-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

THE HONOURABLE _____	)	THURSDAY, THE 31ST DAY
	)	
JUSTICE ______________	)	OF AUGUST, 2017

BETWEEN:

BUSINESS DEVELOPMENT BANK OF CANADA

Applicant

and

ASTORIA ORGANIC MATTERS LTD. and

ASTORIA ORGANIC MATTERS CANADA LP

Respondents

APPROVAL AND VESTING ORDER

THIS MOTION, made by BDO Canada Limited, in its capacity as Court appointed receiver (the "**Receiver**"), for an order, *inter alia,* approving the sale transaction (the "**Transaction**") contemplated by an asset purchase agreement (the "**Asset Purchase Agreement**") between the Receiver, SusGlobal Energy Belleville Ltd., as purchaser (the "**Purchaser**"), and, for the purposes of section 8.18 of the Asset Purchase Agreement, SusGlobal Energy Canada Corp., dated July 27, 2017, as amended by an amendment to the Asset Purchase Agreement dated August 1, 2017, and vesting in the Purchaser Astoria Organic Matters Ltd. and Astoria Organic Matters Canada LP (collectively "**Astoria**") right, title, benefit and interest in and to the assets described in the Asset Purchase Agreement (the "**Purchased Assets**"), was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the First Report of the Receiver dated August 16, 2017 (the "**First Report**"), the Confidential Supplement to the First Report dated August 16, 2017 (the "**Confidential Supplement**") and the Second Supplement to the First Report dated August 21, 2017, and on hearing the submissions of counsel for the Receiver, and the Purchaser, and any such other counsel as were present, no one appearing for any other person on the service list, although properly served as appears from the affidavits of Paula Hoosain sworn August 16, 2017 and August 22, 2017 and the affidavit of Kyle Plunkett sworn August 21, 2017, filed:

1. **THIS COURT ORDERS** that unless otherwise defined herein or the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

2. **THIS COURT ORDERS AND DECLARES** that the Transaction is hereby approved, and the execution of the Asset Purchase Agreement by the Receiver is hereby authorized and approved, with such minor amendments as the Receiver may deem necessary. The Receiver is hereby authorized and directed to take such additional steps and execute such additional documents as may be necessary or desirable for the completion of the Transaction and for the conveyance of the Purchased Assets to the Purchaser.

3. **THIS COURT ORDERS AND DECLARES** that upon the delivery of a Receiver's certificate to the Purchaser substantially in the form attached as **Schedule A** hereto (the "**Receiver's Certificate**"), all of Astoria's right, title, benefit and interest in and to the Purchased Assets described in the Asset Purchase Agreement shall vest absolutely in the Purchaser, free and clear of and from any and all security interests (whether contractual, statutory, or otherwise), hypothecs, mortgages, trusts or deemed trusts (whether contractual, statutory, or otherwise), liens, executions, levies, charges, or other financial or monetary claims, whether or not they have attached or been perfected, registered or filed and whether secured, unsecured or otherwise (collectively, the "**Claims**") including, without limiting the generality of the foregoing: (i) any encumbrances or charges created by the Receivership Order dated February 24, 2017; (ii) all charges, security interests or claims evidenced by registrations pursuant to the *Personal Property Security Act* (Ontario) or any other personal property registry system; and (iii) those Claims listed on **Schedule B** hereto (all of which are collectively referred to as the "**Encumbrances**",

which term shall not include the permitted encumbrances, easements and restrictive covenants listed on **Schedule C**) and, for greater certainty, this Court orders that all of the Encumbrances affecting or relating to the Purchased Assets are hereby expunged and discharged as against the Purchased Assets.

4. **THIS COURT ORDERS** that for the purposes of determining the nature and priority of Claims, the net proceeds from the sale of the Purchased Assets shall stand in the place and stead of the Purchased Assets, and that from and after the delivery of the Receiver's Certificate all Claims and Encumbrances shall attach to the net proceeds from the sale of the Purchased Assets with the same priority as they had with respect to the Purchased Assets immediately prior to the sale, as if the Purchased Assets had not been sold and remained in the possession or control of the person having that possession or control immediately prior to the sale.

5. **THIS COURT ORDERS AND DIRECTS** the Receiver to file with the Court a copy of the Receiver's Certificate, forthwith after delivery thereof.

6. **THIS COURT ORDERS** that, pursuant to clause 7(3)(c) of the Canada *Personal Information Protection and Electronic Documents Act*, the Receiver is authorized and permitted to disclose and transfer to the Purchaser all human resources and payroll information in the Company's records pertaining to Astoria's past and current employees. The Purchaser shall maintain and protect the privacy of such information and shall be entitled to use the personal information provided to it in a manner which is in all material respects identical to the prior use of such information by Astoria.

7. **THIS COURT ORDERS** that, notwithstanding:

(a) the pendency of these proceedings;

(b) any applications for a bankruptcy order now or hereafter issued pursuant to the *Bankruptcy and Insolvency Act* (Canada) in respect of Astoria and any bankruptcy order issued pursuant to any such applications; and

(c) any assignment in bankruptcy made in respect of Astoria;

the vesting of the Purchased Assets in the Purchaser pursuant to this Order shall be binding on any trustee in bankruptcy that may be appointed in respect of Astoria and shall not be void or voidable by creditors of Astoria, nor shall it constitute nor be deemed to be a fraudulent preference, assignment, fraudulent conveyance, transfer at undervalue, or other reviewable transaction under the *Bankruptcy and Insolvency Act* (Canada) or any other applicable federal or provincial legislation, nor shall it constitute oppressive or unfairly prejudicial conduct pursuant to any applicable federal or provincial legislation.

8. **THIS COURT ORDERS AND DECLARES** that the Transaction is exempt from Section 6(3) of the *Retail Sales Act* (Ontario).

9. **THIS COURT HEREBY REQUESTS** the aid and recognition of any court, tribunal, regulatory or administrative body having jurisdiction in Canada or in the United States to give effect to this Order and to assist the Receiver and its agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Receiver, as an officer of this Court, as may be necessary or desirable to give effect to this Order or to assist the Receiver and its agents in carrying out the terms of this Order.

SEALING

10. **THIS COURT ORDERS** that the Confidential Supplement shall be sealed, kept confidential and not form part of the public record, but shall be placed separate and apart from all other contents of the Court file, in a sealed envelope attached to a notice that sets out the title of these proceedings and a statement that the contents are subject to a sealing order and shall only be opened upon the closing the Transaction or further order of the Court.

Schedule A – Form of Receiver's Certificate

Court File No. CV-17-11760-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

BETWEEN:

BUSINESS DEVELOPMENT BANK OF CANADA

Applicant

and

ASTORIA ORGANIC MATTERS LTD. and

ASTORIA ORGANIC MATTERS CANADA LP

Respondent

RECEIVER'S CERTIFICATE

RECITALS

A. Pursuant to an Order of the Honourable Mr. Justice Hainey of the Ontario Superior Court of Justice (the "**Court**") dated April 13, 2017, BDO Canada Limited was appointed as receiver (the "**Receiver**") of the assets, undertakings and properties of Astoria Organic Matters Ltd. and Astoria Organic Matters Canada LP (collectively "**Astoria**").

B. Pursuant to an Order of the Court dated August 31, 2017, the Court approved the asset purchase agreement made as of July 27, 2017 (the "**Asset Purchase Agreement**") between the Receiver and SusGlobal Energy Belleville Ltd., as purchaser (the "**Purchaser**"), and, for the purposes of Section 8.18 of the Asset Purchase Agreement, SusGlobal Energy Canada Corp., as amended by an amendment to Asset Purchase Agreement dated August 1, 2017, and provided for the vesting in the Purchaser of Astoria's right, title and interest in and to the Purchased Assets, which vesting is to be effective with respect to the Purchased Assets upon the delivery by the Receiver to the Purchaser of a certificate confirming: (i) the payment by the Purchaser of the Purchase Price for the Purchased Assets, (ii) that the conditions to closing as set out in the Asset Purchase Agreement have been satisfied or waived by the Receiver and the Purchaser, and (iii) the Transaction has been completed to the satisfaction of the Receiver.

C. Unless otherwise indicated herein, terms with initial capitals have the meanings set out in the Asset Purchase Agreement.

THE RECEIVER CERTIFIES the following:

1. The Purchaser has paid and the Receiver has received the Purchase Price for the Purchased Assets payable on the Closing Date pursuant to the Asset Purchase Agreement;

2. The conditions to closing as set out in the Asset Purchase Agreement have been satisfied or waived by the Receiver and the Purchaser, respectively; and

3. The Transaction has been completed to the satisfaction of the Receiver.

4. This Certificate was delivered by the Receiver at _______ [TIME] on _______ [DATE].

BDO CANADA LIMITED, solely in its capacity as Court-appointed receiver of ASTORIA ORGANIC MATTERS LTD. and ASTORIA ORGANIC MATTERS CANADA LP, and not in any other capacity

Per: ______________________________

Name:

Title:

Schedule B – Claims to be deleted and expunged from title to Real Property

1. Instrument No. HT182884 registered on December 23, 2015 representing a Notice of Lease in favour of Business Development Bank of Canada

3. Instrument No. HT195881 registered on September 15, 2016 representing a Notice of Lease in favour of Casa-Dea Finance Limited

4. Instrument No. HT201539 registered on December 23, 2016 representing a Construction Lien in favour of Fitzgibbon Construction Limited, only as it relates to the leasehold interest of the Debtors

5. Instrument No. HT202307 registered on January 1, 2017 representing a Construction Lien in favour of Van Soelen Landscaping Ltd., only as it relates to the leasehold interest of the Debtors

6. Instrument No. HT202338 registered on January 1, 2017 representing a Certificate of Action by Fitzgibbon Construction Limited, only as it relates to the leasehold interest of the Debtors

7. Instrument No. HT202939 registered on January 1, 2017 representing a Certificate of Action by Van Soelen Landscaping Ltd., only as it relates to the leasehold interest of the Debtors, only has it relates to the leasehold interest of the Debtors

8. Instrument No. HT203677 registered on February 23, 2017 representing a Postponement by Trenval Business Development Corporation in favour of Business Development Bank of Canada

9. Instrument No. HT206797 registered May 2, 2017 representing a Construction Lien in favour of Ken Tulloch Construction Ltd., only as it relates to the leasehold interest of the Debtors

10. Instrument No. HT211355 registered on July 12, 2017 representing a Certificate of Action by Ken Tulloch Construction Ltd., only as it relates to the leasehold interest of the Debtors, only has it relates to the leasehold interest of the Debtors

Schedule C – Permitted Encumbrances, Easements and Restrictive Covenants related to the Real Property

(unaffected by the Vesting Order)

1. Instrument No. QR132067 registered on 1969/09/23 representing a By-Law

2. Instrument No. 21R4365 registered on 1979/02/01 representing a Plan Reference

3. Instrument No. 21R19513 registered on 2000/06/22 representing a Plan Reference

4. Instrument No. QR595068 registered on 2001/06/12 representing an Agreement (Site Plan) with the City of Belleville

5. Instrument No. HT146335 registered on September 25, 2013 representing a Notice of Assignment of General Rents to Trenval Business Development Corporation

5. Instrument No. HT40030 registered on 2007/10/19 representing a Charge from 1684567 Ontario Inc. to Bank of Montreal

6. Instrument No. HT64541 registered on 2009/04/08 representing a Charge from 1684567 Ontario Inc. to Trenval Business Development Corporation

7. Instrument No. HT180711 registered on 2015/11/05 representing a Notice from The Corporation of the City of Belleville in connection with instrument no. QR595068

8. Instrument No. HT182759 registered on 2015/12/18 representing a Notice of Lease from 1684567 Ontario Inc. to Astoria Organic Matters Canada LP with an expiry date of 2034/12/31

9. Instrument No. HT187838 registered on 2016/04/27 representing a Certificate of Requirement pursuant to the Environmental Protection Act and the Ontario Water Resources Act from the Ministry of Environment to 1684567 Ontario Inc.

10. Instrument No. HT201539 registered on December 23, 2016 representing a Construction Lien in favour of Fitzgibbon Construction Limited

11. Instrument No. HT202307 registered on January 1, 2017 representing a Construction Lien in favour of Van Soelen Landscaping Ltd.

12. Instrument No. HT202338 registered on January 1, 2017 representing a Certificate of Action by Fitzgibbon Construction Limited

13. Instrument No. HT202939 registered on January 1, 2017 representing a Certificate of Action by Van Soelen Landscaping Ltd.

14. Instrument No. HT206797 registered May 2, 2017 representing a Construction Lien in favour of Ken Tulloch Construction Ltd.

15. Instrument No. HT211355 registered on July 12, 2017 representing a Certificate of Action by Ken Tulloch Construction Ltd.

BUSINESS DEVELOPMENT BANK OF CANADA **and** **ASTORIA ORGANIC MATTERS LTD. and ASTORIA ORGANIC MATTERS CANADA LP**

Applicant — Respondents

(Short title of proceeding

Court File No. CV-17-11760-00CL

ONTARIO
SUPERIOR COURT OF JUSTICE
(COMMERCIAL LIST)
Proceeding commenced at Toronto

ORDER
(Approval and Vesting Order)

AIRD & BERLIS LLP
Barristers and Solicitors
Brookfield Place
Suite 1800, Box 754
181 Bay Street
Toronto, ON M5J 2T9
Tel: 416.863.1500
Fax: 416.863.1515

Steven L. Graff (LSUC # 31871V)
Kyle Plunkett (LSUC # 61044N)

Lawyers for BDO Canada Limited, in its capacity as Court appointed receiver of Astoria Organic Matters and Ltd. and Astoria Organic Matters Canada LP

30148497.7